Filed Pursuant to Rule 497(e)

Registration No. 033-06790

THE WESTWOOD FUNDS (the “Trust”)

Westwood Equity Fund (Equity Fund)

Westwood Balanced Fund (Balanced Fund)

Westwood SmallCap Equity Fund (SmallCap Fund)

Westwood Mighty MitesSM Fund (Mighty Mites Fund)

Westwood Income Fund (Income Fund)

Westwood Intermediate Bond Fund (Intermediate Bond Fund)

Supplement dated May 3, 2007 to the Prospectuses each dated January 30, 2007

On May 1, 2007, the Trust informed Westwood Management Corporation (the “Sub-Adviser”) that the Trust had elected to terminate the Sub-Advisory Agreement with respect to the Westwood Income Fund and the Westwood SmallCap Equity Fund dated February 25, 1997, among the Trust, Gabelli Advisers, Inc. (the “Adviser”), and the Sub-Adviser (the “Sub-Advisory Agreement”) effective July 1, 2007. Gabelli Advisers, Inc. will remain as the investment adviser to the Westwood Income Fund and the Westwood SmallCap Equity Fund.

Beginning July 1, 2007, the Adviser will assume all of the duties and responsibilities with respect to these Funds that had been delegated to the Sub-Adviser pursuant to the Sub-Advisory Agreement. The Sub-Adviser will continue to serve as sub-adviser to the Westwood Equity Fund, the Westwood Balanced Fund, and the Westwood Intermediate Bond Fund.

Additionally, effective July 1, 2007, the name of the Trust will change to the GAMCO Westwood Funds and the name of each of the individual funds will change as follows: GAMCO Westwood Equity Fund, GAMCO Westwood Balanced Fund, GAMCO Westwood SmallCap Equity Fund, GAMCO Westwood Mighty Mites Fund, GAMCO Westwood Income Fund and GAMCO Westwood Intermediate Bond Fund.

The following replaces the “The Portfolio Managers” section found on page 22 of the Class AAA prospectus and on page 26 of the Class A, B, C and I prospectus:

“The Portfolio Managers

Effective July 1, 2007, the persons primarily responsible for the day-to-day management of the Funds are listed below.

Ms. Susan M. Byrne has served as Chairman and Chief Investment Officer since founding the Sub-Adviser in April 1983 and served as Chief Executive Officer through 2005. She has served as the Portfolio Manager of the EQUITY FUND since its inception and has served as Co-Portfolio Manager of the BALANCED FUND since its inception. Ms. Byrne also served as a member of the INCOME FUND portfolio team from its inception until June 30, 2007. She has authority to direct trading activity on the Equity Fund and the Balanced Fund. Ms. Byrne has more than 36 years of investment experience.

Mr. Mark R. Freeman, CFA, has served as Senior Vice President, Fixed Income Portfolio Manager and Research Group Head for the Sub-Adviser since July 2006. Prior to that, he was Vice President for the Sub-Adviser from July 1999 to July 2006. He has served as Portfolio Manager of the INTERMEDIATE BOND FUND and Co-Portfolio Manager of the BALANCED FUND since 1999 and also served on the portfolio team for the INCOME FUND from its inception until June 30, 2007. He has authority to direct trading activity on the Intermediate Bond Fund and the Balanced Fund. Mr. Freeman has over 18 years of investment experience.

Mario J. Gabelli, Walter K. Walsh, and Laura Linehan are primarily responsible for the day-to-day management of the MIGHTY MITES FUND. Mario J. Gabelli has been Chairman, Chief Executive Officer, and Chief Investment Officer-Value Portfolios of GAMCO Investors, Inc. and its affiliates since their organization. Walter K. Walsh was Compliance Officer of Gabelli & Company, Inc. from 1994 through 2003, and currently is a compliance consultant. Ms. Linehan previously worked in the Alternative Investment Group of GAMCO Investors, Inc. Prior to that, she was Director of Research and Portfolio Manager for the Mighty Mites Fund and various other small-cap portfolios until March 2003.

Beginning July 1, 2007, Mario J. Gabelli will also be responsible for the day-to-day management of the INCOME FUND.

Beginning July 1, 2007, Elizabeth M. Lilly, CFA, will be primarily responsible for the day-to-day management of the SMALLCAP EQUITY FUND. In November 2002, Ms. Lilly joined GAMCO Investors, Inc. as Senior Vice President and Portfolio Manager of Gabelli Funds, LLC and GAMCO Asset Management Inc. Prior to November 2002, Ms. Lilly was a Managing Partner of Woodland Partners LLC since 1996.

The Funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by them, and their ownership of securities in the Funds they manage.”

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